UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2008

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2008, the registrant entered into a letter agreement with Michael L. Falcone, its chief executive officer and president, regarding Mr. Falcone's employment contract for 2008. The letter agreement sets forth the parties' intent to complete a formal employment contract prior to the end of the first quarter of 2008. Until that contract is completed, the letter agreement establishes the following terms for Mr. Falcone's employment:
• Salary will be $500,000 per year
• Mr. Falcone will receive normal benefits paid to the registrant's employees, except that the death and disability provisions in Mr. Falcone's prior contract will continue to apply
• If for any reason Mr. Falcone is terminated prior to the execution of a new contract, Mr. Falcone will be paid $2.5 million, except that after a termination following a change of control, Mr. Falcone will be paid $5 million
• The indemnification and covenant not to compete provisions of Mr. Falcone's prior contract will continue to apply
• Mr. Falcone will not be paid an annual incentive bonus for 2007

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2008, the registrant entered into a letter agreement with Michael L. Falcone, its chief executive officer and president, regarding Mr. Falcone's employment contract for 2008. The material terms and conditions of this agreement are set forth above under Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Letter Agreement between the registrant and Mr. Michael L. Falcone

Safe Harbor Statement

Statements contained in the exhibits to this report that state the registrant's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the registrant's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

February 8, 2008	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement between the registrant and Mr. Michael L. Falcone